EXHIBIT A

                               IMAGE INVESTORS CO.
                             C/O METROMEDIA COMPANY
                              ONE MEADOWLANDS PLAZA
                        EAST RUTHERFORD, NEW JERSEY 07073

                                    OFFICERS


                          Position with             Principal Occupation
Name                    Image Investors Co.            or Employment
----                    -------------------            -------------

John W. Kluge           President; Director         Chairman and President,
                                                    Metromedia Company
                                                    (Telecommunications,
                                                    Hospitality and Food
                                                    Services and other
                                                    Investments)

Stuart Subotnick        Executive Vice President;   Executive Vice President,
                        Director                    Metromedia Company

Arnold L. Wadler        Senior Vice President,      Senior Vice President,
                        Secretary                   Secretary and General
                                                    Counsel, Metromedia
                                                    Company

Robert A. Maresca       Senior Vice President       Senior Vice President,
                        and Treasurer               Metromedia Company

Seymour Wigod           Senior Vice President       Senior Vice President,
                                                    Metromedia Company

Mario P. Catuogno       Vice President              Vice President,
                                                    Metromedia Company

David Gassler           Vice President and          Vice President,
                        Controller                  Metromedia Company

Steven J. Joffe         Vice President - Tax        Vice President,
                                                    Metromedia Company

Kenneth Wolk            Vice President              Vice President,
                                                    Metromedia Company

Susan M. Klebanoff      Assistant Secretary         Assistant Secretary,
                                                    Metromedia Company